                        GLOBE BUSINESS RESOURCES, INC.
             EXHIBIT 10.2 - AMENDED AND RESTATED CREDIT AGREEMENT


This Amended and Restated Credit Agreement (the "Agreement") is entered into as of the 16th day of December, 1996, by and among GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals ("Globe"), GRANTREE CORPORATION, an Oregon corporation, dba Globe Furniture Rentals ("GranTree"), INTERIM QUARTERS LTD., an Ohio limited liability company ("Interim") and CORPORATE STAY INTERNATIONAL, INC., an Ohio corporation ("Corporate") (Globe, GranTree, Interim and Corporate shall collectively be referred to as the "Borrowers" and each a "Borrower"), THE FIFTH THIRD BANK, an Ohio banking corporation ("Fifth Third"), KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank"), PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association ("PNC") and FOUNTAIN SQUARE COMMERCIAL FUNDING CORP., a Delaware corporation ("Fountain Square"), as lenders (collectively, the "Banks" and each a "Bank"), and THE FIFTH THIRD BANK, in its capacity as Agent for the Banks (the "Agent").

                              W I T N E S S E T H :

WHEREAS, Globe and Fifth Third entered into that certain Credit and Security Agreement, originally dated April 25, 1989, as such was amended pursuant to Amendment No. 1 thereto, dated September 24, 1991, Amendment No. 2 thereto, dated November 5, 1991, Amendment No. 3 thereto, dated April 22, 1992, Amendment No. 4 thereto, dated December 31, 1992, Amendment No. 5 thereto, dated November 10, 1993, Amendment No. 6 thereto, dated May 5, 1994 and Amendment No. 7 thereto, dated August 16, 1994 (the "Prior Agreement");

WHEREAS, Globe executed and delivered to Fifth Third a Revolving Note, originally dated April 25, 1989, in the principal amount of $14,000,000, as such was amended and restated on September 24, 1991, November 5, 1991, April 22, 1992, December 31, 1992 and May 5, 1994;

WHEREAS, Globe executed and delivered to Fifth Third a Term Note, originally dated September 24, 1991, in the principal amount of $3,000,000, as such was amended and restated on November 5, 1991 and November 10, 1993;

WHEREAS, on January 31, 1995, Borrowers, Fifth Third and KeyBank amended and restated the Prior Agreement (the "Amended and Restated Agreement") and also agreed to increase the principal amount of the Facility (defined below);

WHEREAS, on February 28, 1996, Borrowers, Fifth Third and KeyBank further amended and restated the Amended and Restated Agreement, increased the maximum amount of the Facility (defined below) and added PNC as an additional lender hereunder;

WHEREAS, Fifth Third wishes to permit Fountain Square to join in the Agreement as one of the Banks and to have a first opportunity to advance funds on an uncommitted basis which are committed by Fifth Third;

WHEREAS, Borrowers wish to further increase the maximum amount of the Facility (defined below);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.        Definitions.
                  ------------

Certain capitalized terms have the meanings set forth on Exhibit 1 hereto or in the Security Agreement. All financial terms used in this Agreement but not defined on Exhibit 1 or in the Security Agreement have the meanings given to them by generally accepted accounting principles. All other undefined terms have the meanings given to them in the Ohio Uniform Commercial Code.

Section 2.        Loans.
                  ------

2.1. REVOLVING CREDIT LOANS. (a) Subject to the terms and conditions hereof, a line of credit facility (the "Facility") is hereby established pursuant to which each Bank hereby severally agrees to make revolving loans (the "Loans") to Borrowers at any Borrower's request from time to time during the term of this Agreement in amounts not exceeding the lesser of $45,000,000, or the sum of:

         (i) Five Hundred Seventy-Five Percent (575%) (the "Rent Roll Factor") of Borrowers' combined Eligible Rent Roll; plus

         (ii) Three Hundred Twenty-Five Percent (325%) of Borrowers' combined Corporate Housing Rent Roll ("Housing Rent Roll Factor"); plus

         (iii) the lesser of $10,000,000 or fifty percent (50%) of Borrowers' combined Eligible Inventory; plus

         (iv) the lesser of $2,500,000 or thirty-five percent (35%) of Borrowers' combined Eligible Corporate Housing Equipment; plus

         (v) Seventy-Five percent (75%) of the net amount of Borrowers' Eligible Accounts; less

         (vi)     amounts outstanding under any Letter of Credit(s).


Agent may create and maintain reserves from time to time based on such credit and collateral considerations as Agent may reasonably deem appropriate. Borrowers may borrow, prepay and reborrow hereunder, provided that the principal amount of all Loans outstanding at any one time shall not exceed the limits set forth above in this Agreement; if the amount of the Loans outstanding at any time exceeds those limits, Borrowers shall immediately pay the amount of such excess to Agent for the account of Banks in immediately available funds. Loans will be made ratably by the respective Banks in proportion to their respective Revolving Credit Commitment Percentages set forth in Section 2.1 (b), and repayments of Loans shall be for the account of the respective Banks in the same proportion (subject to the provisions of this Agreement relating to Defaulting Banks).

         (b) The Revolving Credit Commitment and Revolving Credit Commitment Percentage of each Bank and the Total Revolving Credit Commitment are as set forth below:


                  The Fifth Third Bank                        $18,000,000       40%

                  PNC Bank, Ohio, National Association        $18,000,000       40%

                  KeyBank National Association                $ 9,000,000       20%

                  Total Revolving Credit Commitment           $45,000,000      100%.

         (c) If Agent advances to Borrowers any portion of a Loan requested by Borrowers before the corresponding amount has been received by Agent from the Bank which is to send such moneys to Agent, and Agent does not receive the corresponding amount from the relevant Bank when due, then the relevant Bank shall immediately pay such sum to Agent, with interest at the rate set forth in
Section 3.1 of this Agreement; and upon demand from Agent, but without prejudice to Borrowers' rights with respect to the relevant Bank, Borrowers shall repay to Agent the amount not paid to Agent by such Bank, with interest at the rate applicable for Loans. If any Bank fails to make a Loan to be made by it hereunder, no other Bank shall be responsible for such failure or be required to advance such sum to Borrowers.

         (d) Borrowers may request a Revolving Loan by utilizing the commercial sweep, or by written or telephone notice to Agent. Agent will make Revolving Loans by crediting the amount thereof to Borrowers' accounts with Agent. The proceeds of the Revolving Loans will be used for general working capital and capital expenditures as permitted herein.

         (e) On the date hereof, Borrowers will duly issue and deliver to each Bank a Revolving Note in the form of Exhibits 2.1(e) (i), (ii), (iii) and 2.1(i) respectively (collectively the "Revolving Notes" and each a "Revolving Note") in the principal amount of such Bank's Revolving Commitment Amount and each Revolving Note shall bear interest as set forth in the respective Revolving Notes.

         (f) Advances made to Borrowers under the Facility will be made first under the Revolving Notes in proportional amounts based upon each Bank's Revolving Credit Commitment Percentage.

         (g) The Borrowers shall have the right to prepay the indebtedness represented by the Revolving Notes, in whole at any time or in part from time to time, without premium or penalty.

         (h) The term of the Facility will expire on March 1, 1998 and the Revolving Notes will become payable in full on that date. So long as no Event of Default has occurred and Borrowers' consolidated financial condition and business prospects have not deteriorated in any material respect, Banks will, in good faith, consider renewing the term of the Facility for additional periods beyond the original maturity date of the Facility. However, if Borrowers meet the above-mentioned conditions, Banks will be under no obligation to renew this Facility.

         (i) Fifth Third has committed under this Agreement to participate in the Loans described herein up to a maximum amount of $18,000,000 (the "Fifth Third Facility"). Notwithstanding the foregoing, Fifth Third wishes to permit Fountain Square to have the first opportunity to fund all or part of the funds borrowed under Fifth Third's Facility on an uncommitted basis (the "Fountain Square Facility"). Fountain Square is a special purpose corporation, managed by Fifth Third. The Fountain Square Facility shall be evidenced by a promissory note executed by Borrowers and made payable to Fountain Square in the amount of $18,000,000 and substantially in the form of Exhibit 2.1(i) attached hereto.

         The amount of Fifth Third's commitment hereunder shall be reduced by the amount of all fundings made by Fountain Square. If Fountain Square is unable or unwilling to fund Fifth Third's portion of the Loans at any time or for any reason, Fifth Third shall advance such funding. If Fountain Square makes an advance hereunder, Fountain Square will be considered a "Bank" hereunder for all purposes and will be entitled to all rights and benefits hereunder and will have the same rights and benefits afforded the other Banks under all collateral documents pertaining hereto. As long as this Agreement shall remain in effect, Fifth Third's commitment shall remain in full force and effect.

         FOUNTAIN SQUARE'S INTEREST HEREIN SHALL BE AN UNCOMMITTED FACILITY AND NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR ANY COURSE OF DEALING BETWEEN FOUNTAIN SQUARE AND EACH BORROWER, THE DECISION AS TO WHETHER OR NOT TO MAKE ANY LOANS SHALL BE IN FOUNTAIN SQUARE'S SOLE AND ABSOLUTE DISCRETION.

         Each Loan funded by Fountain Square shall be in the minimum principal sum of $500,000. Borrowers agree to repay Fountain Square on the date then due each Loan now or hereafter made by Fountain Square to Borrowers, together with interest thereon at the agreed rate. Interest on all Loans shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         Each Borrower hereby irrevocably authorizes Fountain Square, in Fountain Square's sole discretion, upon the occurrence of an Event of Default hereunder, to request, on behalf of Borrowers, an advance from Fifth Third under the Fifth Third Facility in an amount sufficient to either cure any existing payment Event of Default or to pay the outstanding amounts under the Fountain Square Facility in full.

         Each Borrower agrees that it will not institute against, or join any other person in instituting against, Fountain Square any bankruptcy, reorganization, arrangement, insolvency or liquidation, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by Fountain Square is paid in full.

         At Fountain Square's option, Fountain Square may, upon notice that either Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc. or Moody's Investor Service, Inc. has (i) lowered or downgraded its short term commercial paper or corporate bond or other short term rating for Borrowers, or (ii) placed any Borrower's securities on a watch list of securities singled out for surveillance, with either negative or developing implications in a Ratings Category, amend the provisions hereof to amend the maximum amount of the Fountain Square Facility as set forth herein and amend the maturity date of the Fountain Square Facility set forth in this Section.

         Each Loan shall be repaid on the date of maturity agreed to by Borrowers and Fountain Square, in the ordinary course of business out of the cash flow generated in the normal conduct and operations of Borrowers' business.

         Each request by Borrowers for a Loan under the Fountain Square Facility will be made by telephone prior to 11:00 A.M., Cincinnati, Ohio time on any Business Day on which a Loan is requested. Fountain Square will, if Loans are then available to Borrowers, quote Borrowers the interest rate based on the maturity requested by Borrowers. Borrowers shall, at the time of quote, either accept or reject the quote, and if accepted, Fountain Square will credit Borrowers' accounts for the amount of the Loan or otherwise disburse the proceeds as agreed upon between Borrowers and Fountain Square. The amount of the interest rate on and the maturity date of each Loan shall be evidenced by the ledgers and records (including computer records) of Fountain Square, which, in the case of a dispute, shall be conclusive except for manifest error. The Borrowers shall provide Fountain Square with a list of those persons authorized to orally request Loan advances under this Agreement. Fountain Square may rely on such list until amended in writing by Borrowers.

          All Loans shall bear interest at a rate agreed between Fountain Square and Borrowers. The interest rate quoted by Fountain Square on all Loans shall be a fixed rate. Borrowers shall have no right to prepay any Loan prior to the agreed maturity date of such Loan.

         Each Loan shall be for a term agreed to between Fountain Square and Borrowers, however, each Loan shall have a minimum term of at least 15 days and shall have a maturity no greater than 270 days. Each Loan, together with interest thereon, shall be repaid in immediately available funds at the main office of Fountain Square on the date agreed by Fountain Square and Borrowers. All outstanding principal and all accrued and unpaid interest shall be paid in full on the maturity date of the Loan. In the event Borrowers shall fail to pay any Loan when due, all Loans outstanding to Borrowers shall, at the option of Fountain Square, become immediately due and payable without presentment, demand, protest, or notice of any kind.

         The Borrowers may not prepay all or a portion of the principal amount of any Loan issued by Fountain Square in advance of the agreed upon dates of repayment.

         All payments of principal and interest made by Borrowers shall be made no later than 2:00 P.M., Cincinnati, Ohio time, on the Business Day such payments are due. All amounts paid after such time will be credited on the following date.

2.2      Lock Box Account; Collections.
         ------------------------------

         (a) Borrowers shall maintain Lock Box Account Nos. 715-92744, 711-23737, 728-09300, 717-81772 and 726-01892 with Agent (the "Collection
Accounts"). Each Borrower shall direct all account debtors to pay all amounts due to each of the Borrowers and the proceeds of all Collateral (as defined in the Security Agreement) to the Collection Accounts. All such proceeds will be deposited into the Collection Accounts and shall be the property of Agent. If any proceeds of any Collateral are received by any Borrower, such Borrower shall hold such proceeds in trust for Agent and not commingle them with such Borrower's other funds, and shall promptly deliver them to Agent. When proceeds of the Collateral are deposited into the Collection Accounts, after clearance or payment (currently one business day after receipt thereof), they will be credited by Agent against outstanding principal amount of the Facility. All such credits shall be conditional credits subject to collection. Any item not finally paid shall be charged to Borrowers whether or not the item is returned.

         (b) Each business day during the term of the Facility so long as no Event of Default has occurred but subject to the limitations set forth in
Section 2.1 of this Agreement, Agent shall advance funds sufficient to pay all checks issued by any Borrower and presented to Bank for payment on such date. On the first (1st) business day following the day on which funds are deposited in the Collection Accounts, the deposited funds shall, so long as no Event of Default has occurred, be used first to pay accrued and unpaid interest under the Facility, then to reduce the outstanding principal balance of the Facility, then to any fees and expenses due under the Loan Documents and finally to defray any fees and charges owed to Agent to maintain the Collection Accounts.

         (c) After the occurrence of an Event of Default, Agent will at the written request of the Required Banks, cease making advances under the Facility and thereafter all funds held in the Collection Accounts will be held by Agent for the ratable benefit of the Banks and the funds deposited in such Accounts will be shared by all of the Banks in proportion to such Bank's Revolving Credit Commitment Percentage.

2.3 LETTER OF CREDIT FACILITY. (a) Agent and Banks hereby agree to grant to Borrowers a letter of credit facility (the "Letter of Credit Facility") under which Borrowers may, from time to time, obtain standby letters of credit and commercial letters of credit from Bank (the "Letters of Credit" and individually a "Letter of Credit") in an aggregate amount not to exceed $500,000 outstanding at any one time (the "Letter of Credit Facility"). The Letters of Credit shall be in favor of such beneficiaries and for such purposes as an authorized representative of Borrower specifies, shall have such expiration dates as Agent and such Borrower agree (provided that no Letters of Credit shall have a term beyond March 1, 1998), and shall otherwise be in such form and substance as Agent and Borrowers agree. Borrowers may be entitled to obtain Letters of Credit from Agent only if (i) Borrowers are then entitled to obtain additional Loans from Agent pursuant to this Section 2.1 (a), and (ii) the other conditions of this Agreement have been satisfied as if Borrowers were obtaining a Loan.

         (b) Borrowers agree to pay to Agent for the pro-rata benefit of each Bank, a non-refundable fee of one and one-half of one percent (1.5%) per annum of the amount of each new standby Letter of Credit or each extension of the expiration date of a standby Letter of Credit. Borrowers agree to pay Agent for the pro-rata benefit of each Bank, a non-refundable fee for each new commercial Letter of Credit or each extension of a commercial Letter of Credit based upon Agent's Letter of Credit Fee Schedule to be delivered to Borrower from time to time. The fee shall be payable on or before the issuance of each Letter of Credit.

         (c) Amounts equal to the then current face amount of all outstanding Letters of Credit will be reserved from Borrowers' availability under the Facility. In the event that Agent pays any amount under or on account of a Letter of Credit issued by it (the payment by Agent under or on account of the Letter of Credit being herein called a "Draw"), advances shall be made by Agent to Borrowers from amounts available under the Facility in a total amount equal to the amount of such Draw. Such advances shall be evidenced by each Bank's Revolving Note in accordance with each Bank's Revolving Credit Commitment. Borrowers hereby irrevocably request that such advances be made from the proceeds of the Notes and irrevocably authorizes Agent to apply the proceeds of such advances to immediately reimburse Agent for the amount of the Draws.

         (d) The obligations of Borrowers to Agent and Banks under this Agreement with respect to the Letters of Credit shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of the Agreement, under all circumstances whatsoever.

         (e) Prior to the date of issuance of any Letter of Credit, Borrowers agree to execute a Letter of Credit Application for each Letter of Credit (the "Applications"). The obligations of Borrowers with respect to each Letter of Credit shall include the terms of the application for such Letter of Credit and any other documentation executed between Agent and Borrowers with respect to such Letters of Credit.

         (f) Notwithstanding any provision set forth to the contrary, Fountain Square will not be considered to be one of the Banks under the Letter of Credit Facility.

2.4 ADJUSTMENTS. (a) On each Settlement Date, Agent will determine the Settlement Amount and notify Banks of the amount thereof. On the next succeeding business day either (i) each Bank will pay Agent the amount of any increase in the Settlement Amount from the last Settlement Date, or (ii) Agent will pay Banks the amount of any decrease in the Settlement Amount from the last Settlement Date.

         (b) On the first business day after Agent receives from Borrower (i) any payment of interest, or (ii) any payment of the Unused Facility Fee, or
(iii) any payment of any Letter of Credit fees, Agent shall remit to each Bank its pro-rata share of such payments.

         (c) Each statement rendered by Agent in respect of payments made or funds remitted from Agent to Banks and from Banks to Agent will be final and binding on Banks, absent manifest error thereon, unless such Bank notifies Agent of any error within 120 days after the date when each such statement is mailed or otherwise delivered to Bank.

         (d) If any payment received by Agent is rescinded or otherwise required to be returned by Agent to or for the benefit of a Borrower for any reason, Agent will not be required to remit any portion thereof to Banks, and, if Agent has remitted any portion thereof to Banks, Banks will, upon notice by Agent, immediately pay to Agent the amount of such payment remitted to such Bank by Agent, together with interest at such rate, if any, as Agent is required to pay thereon.

2.5 JOINT AND SEVERAL LIABILITY. The liabilities, obligations and indebtedness of each Borrower under this Agreement, the Notes and the other Loan Documents will be joint and several in all respects whatsoever. Whenever the term "Borrower" or "Borrowers" is used in this Agreement, the Notes and the other Loan Documents it shall mean each individual Borrower and all Borrowers jointly and severally. Agent may deal with each Borrower as if it were the sole obligor, without impairing in any way the liability of the other Borrowers. Without limiting the generality of the foregoing, Agent may, in particular, release or fail to perfect its interest in any Collateral of any of the Borrowers or any other party, waive defaults by any Borrower, or extend or compromise the liability of any Borrower, without the consent of the other Borrowers. Each Borrower represents that it has carefully considered the alternatives to and the legal consequences of incurring joint and several liability for the Obligations and has determined that by such arrangement it is able to obtain financing on terms more favorable than otherwise and that under a joint and several loan facility, they will each realize substantial interest savings over other alternative financing arrangements. Because the resulting savings will enhance the business prospects of Borrowers, each Borrower will guarantee the Obligations of the other Borrowers.

3.       Other Loan Terms.
         -----------------

3.1 DEFAULTING BANK. In the event that, at any time, any Bank shall be a Defaulting Bank, (a) a Defaulted Amount owed to Agent or another Bank shall bear interest at an annual rate equal to the Federal Funds Rate for the first three business days such Defaulted Amount is owing, and thereafter at a rate of 3% above the Federal Funds Rate, and (b) Agent may apply all monies that would otherwise be payable to the Defaulting Bank under the Loan Documents instead to the payment of any Defaulted Amounts owed to the following persons, in the following order of priority: first to Agent, then to the Banks, then to Borrowers. In addition, a Person owed a Defaulted Amount may exercise all available remedies to collect such Defaulted Amount from the Defaulting Bank.

3.2 ADDITIONAL BANKS. (a) With the prior written consent of all Banks, one or more additional Persons may become Banks under this Agreement in order to increase the Revolving Credit Commitments or replace a portion of the Loans and the commitments of any Bank, subject to the following conditions:

                  (i) Each prospective Bank shall duly authorize, execute and deliver to Agent an addendum to this Agreement in which such Person becomes a party to this Agreement and all Loan Documents to which the Banks are parties, makes the undertakings made by Banks herein, and agrees to perform all its obligations as a Bank under this Agreement and all such documents and be bound by the term of this Agreement and all such documents; and

                  (ii) Borrowers shall duly authorize, execute and deliver to Agent such addendum and authorize, execute and deliver to the prospective Bank a Revolving Note in a maximum principal amount equal to the Revolving Credit Commitment Amount of such prospective Bank and if applicable execute and deliver to the Bank reducing its Revolving Credit Commitment an amended and restated Revolving Note.


         (b) At any time during the term hereof, without the prior consent of the other Banks or Agent, each Bank may sell to any Person which is not related to such Bank, an interest in the Loans and such Bank's Revolving Credit Commitment, in a minimum amount of $2,000,000, provided such Person possesses assets at least equal to $1,000,000,000 and provided the selling Bank notifies the Agent and the other Banks in writing prior to the date of such transfer. Such right may be exercised by each Bank only once during the term hereof. Borrowers agree to execute any additional Revolving Notes, such amendments to this Agreement and any amended and restated Revolving Notes as may be required to properly evidence such sale and transfer.

         (c) At any time during the term hereof, without the prior consent of the other Banks or Agent, each Bank may sell to any bank which is wholly owned by such Bank or is wholly owned by the corporation owning all of the outstanding common capital stock of such selling Bank, an interest in the Loans and such Bank's Revolving Credit Commitment, in a minimum amount of $2,000,000, provided such Bank possesses assets of at least $1,000,000,000 and provided the selling Bank notifies the Agent and the other Banks in writing prior to the date of such transfer. Borrowers agree to execute any additional Revolving Notes, such amendments to this Agreement and any amended and restated Revolving Notes as may be required to properly evidence such sale and transfer.

         (d) At any time during the term hereof, each Bank may sell participation interests to other persons with the prior written consent of the Agent and the other Banks.

         (e) Agent agrees that, during the term hereof, the Revolving Credit Commitment Percentage of the Agent shall at all times be at least equal to the lesser of (i) $9,000,000 of the Facility or (ii) 20% of the aggregate amount of all of the Revolving Credit Commitments of all Banks.

When the conditions set forth in paragraphs (a), (b) (c) or (d) have been fulfilled, the prospective Bank shall become a Bank for all purposes and Agent shall issue to Borrowers and Bank a written statement indicating the amount of the Revolving Credit Commitment of each Bank and the Revolving Credit Commitment Percentage of each Bank, including the prospective Bank, and stating that date of which such conditions were fulfilled. On the date such new Person become a Bank, it shall fund Loans equal to its Commitment Percentage of Loans outstanding on that date.

Section 4.        Fees.
                  -----

4.1 UNUSED FACILITY FEE. Borrowers shall pay to Agent for the PRO RATA account of Banks (based on each Bank's Revolving Credit Commitment Percentage) an amount equal to .375% per annum of that portion of the Facility that is not outstanding on each day (the "Unused Facility Fee"), which will be payable on the first
(1st) day of each calendar month in arrears for the previous calendar month with a final payment on the termination of this Agreement.

Section 5.        Representations and Warranties.
                  ------------------------------

In order to induce Agent and Banks to enter into this Agreement, each Borrower hereby makes the following representations and warranties to Agent and Banks:

5.1 ORGANIZATION AND QUALIFICATION. Globe, GranTree and Corporate are each duly organized, validly existing corporations in good standing or have active status under the laws of the State of their incorporation and Interim is a duly organized and validly existing limited liability company organized under the laws of the State of Ohio. Each Borrower has the power and authority (corporate and otherwise) to carry on its business and to enter into and perform this Agreement, the Notes and the other Loan Documents, is qualified and licensed to do business in each jurisdiction in which such qualification or licensing is required and in which the failure to be so qualified would have a material adverse effect on the Borrowers taken as a whole. The information provided by or on the behalf of Borrowers to Agent and Banks with respect to each Borrower and its respective operations is true and correct in all material respects.

5.2. DUE AUTHORIZATION. The execution, delivery and performance by each Borrower of this Agreement, the Security Agreement, the Notes and the other Loan Documents have been duly authorized by all necessary corporate and limited liability company action, and will not contravene any law or any governmental rule or order binding on any Borrower, or the articles of incorporation, code of regulations or bylaws, articles of organization or operating agreement of any Borrower, nor violate any material agreement or instrument by which any Borrower is bound nor result in the creation of a Lien on any assets of any Borrower except the Lien to Agent for the benefit of Banks herein. Each Borrower has duly executed and delivered this Agreement, the Security Agreement, the Notes and the other Loan Documents and they are valid and binding obligations of each Borrower enforceable according to their respective terms except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. Other than filing the UCC-3 Financing Statements and the UCC-1 Financing Statement filed with Franklin County, Ohio, no notice to or consent by any governmental body is needed in connection with this transaction.

5.3. LITIGATION. Except as set forth in Schedule 5.3 attached hereto, there are no suits or proceedings pending or, to the knowledge of Borrowers, threatened against or affecting any Borrower, and no proceedings before any governmental body are pending or threatened against any Borrower.

5.4 MARGIN STOCK. No part of the Loans will be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by Bank, Borrowers will furnish to Bank statements in conformity with the requirements of Federal Reserve Form U-1.

5.5 BUSINESS. No Borrower is a party to or subject to any agreement or restriction which in the opinion of such Borrower's management is so unusual or burdensome that it might have a material adverse effect on such Borrower's business, properties or prospects.

5.6 LICENSES, ETC.. Each Borrower has obtained any and all material licenses, permits, franchises, governmental authorizations, patents, trademarks, copyrights or other rights necessary for the ownership of its properties and the advantageous conduct of its business, as conducted by each Borrower on the date hereof. Each Borrower possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue to conduct its business as heretofore conducted by it, without any conflict with the rights of any other Person or entity, except as set forth in Schedule 5.6 attached hereto. All of the foregoing are in full force and effect and none of the foregoing are in known conflict with the rights of others, except as set forth in Schedule 5.6.

5.7 LAWS AND TAXES. Each Borrower is in compliance in all material respects with all laws, regulations, rulings, orders, injunctions, decrees, conditions or other requirements applicable to or imposed upon such Borrower by any law or by any governmental authority, court or agency. Each Borrower has filed all required tax returns and reports that are now required to be filed by it in connection with any federal, state and local tax, duty or charge levied, assessed or imposed upon such Borrower or its assets, including unemployment, social security, and real estate taxes. Except as set forth in Schedule 5.7 attached hereto, each Borrower has paid all taxes which are now due and payable. Except as set forth in Schedule 5.7 attached hereto, no taxing authority has asserted or assessed any additional tax liabilities against any Borrower which are outstanding on the date of this Agreement.

5.8 FINANCIAL CONDITION. (a) Taken as a whole, the historical financial information relating to the Borrowers (excluding projections, forecasts and other forward-looking information) (the "Financial Information") which has been or which may hereafter be delivered by the Borrowers (or on their behalf) to Agent and Banks is true and correct in all material respects. All Financial Information in the form of annual, quarterly or monthly financial statements has been prepared in accordance with generally accepted accounting principles consistently applied (except as noted in the notes to such financial statements). No Borrower has any material obligations or liabilities of any kind required to be set forth in audited annual financial statements (or notes thereof) that are not disclosed in the Financial Information (considered as a whole). There has been no material adverse change in the financial condition of any Borrower nor has any Borrower suffered any damage, destruction or loss which has materially adversely affected its business or assets since the submission of the most recent Financial Information to Bank.

         (b) The projections, forecasts and other forward-looking information prepared by Borrowers and delivered to Agent and Banks (i) have been prepared in good faith, (ii) are reasonable extrapolations of each Borrower's predicted operations and performance for the periods set forth therein based upon reasonable assumptions, existing conditions and past performance, and (iii) reflect each Borrower's actual subjective expectations for its operations and performance for the periods represented therein.

5.9 TITLE. Each Borrower has good and marketable title to the assets reflected on the most recent balance sheet submitted to Bank, free and clear from all liens and encumbrances of any kind, except for (collectively, the "Permitted Liens"): (a) current taxes and assessments not yet due and payable, (b) liens and encumbrances, if any, reflected or noted on such balance sheet or notes thereto, (c) assets disposed of in the ordinary course of business, (d) any security interests, pledges, assignments or mortgages granted to Agent for the benefit of Banks to secure the repayment or performance of the Obligations; (e) purchase money security interests permitted under Section 7.4 of this Agreement;
(f) as set forth in Schedule 5.9 attached hereto; and (g) Liens imposed by law which secure amounts not at the time due and payable

5.10 DEFAULTS. Each Borrower is in compliance with all material agreements applicable to it and there does not now exist any default or violation by any Borrower of or under any of the terms, conditions or obligations of (a) its Articles of Incorporation, By-Laws or the Code of Regulations, Articles of Organization or Operating Agreement or (b) any material indenture, mortgage, deed of trust, franchise, permit, contract, agreement or other material instrument to which such Borrower is a party or by which it is bound, and the consummation of the transactions contemplated by this Agreement will not result in such default or violation.

5.11 ENVIRONMENTAL LAWS. (a) Each Borrower has obtained all permits, licenses and other authorizations or approvals which are required under Environmental Laws and each Borrower is in compliance in all material respects with all terms and conditions of the required permits, licenses, authorizations and approvals, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws.

         (b) No Borrower is aware of, nor has received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance, in any material respect, with Environmental Laws, or may give rise to any material common law or legal liability, or otherwise form the basis of any material claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste.

         (c) There is no civil, criminal or administrative action suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or threatened against any Borrower, relating in any way to Environmental Laws.

5.12 SUBSIDIARIES AND PARTNERSHIPS. Except as set forth in Schedule 5.12 attached hereto, no Borrower has any subsidiaries and no Borrower is a party to any partnership agreement or joint venture agreement.

5.13 ERISA. Except as set forth in Schedule 5.13 attached hereto, each Borrower and all individuals or entities along with such Borrower would be treated as a single employer under ERISA or the Internal Revenue Code of 1986, as amended (an "ERISA Affiliate"), are in compliance in all material respects with all of their obligations to contribute to any "employee benefit plan" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, and any regulations promulgated thereunder from time to time ("ERISA"). Except as set forth in Schedule 5.13 attached hereto, each Borrower and each of its ERISA Affiliates are in compliance in all material respects with ERISA, and there exists no event described in Section 4043(b) thereof ("Reportable Event").

Section 6.        Affirmative Covenants.
                  ----------------------

6.1 BOOKS AND RECORDS. Each Borrower will maintain proper books of account and records and enter therein complete and accurate entries and records of all of its material transactions in accordance with generally accepted accounting principles and give representatives of Agent and Banks access thereto at all reasonable times, including permission to examine, copy and make abstracts from any such books and records and such other information which might be helpful to Agent and Banks in evaluating the status of the Loans as it may reasonably request from time to time. Each Borrower will give Agent and Banks reasonable access to the Collateral and the other property securing the Obligations for the purpose of performing examinations thereof and to verify its condition or existence.

6.2 Financial Statements. Each Borrower will maintain a standard and modern system for accounting and will furnish to Agent and Banks:

         (a) Within thirty (30) days after the end of each month, a copy of each Borrower's consolidating and stand-alone basis (for each Borrower) financial statements for that month and for the year to date in a form reasonably acceptable to Bank, prepared and certified as complete and correct in all material respects, subject to changes resulting from year-end adjustments, by the principal financial officer of each Borrower;

         (b) Within ninety (90) days after the end of each fiscal year, a copy of each Borrower's consolidated financial statements for that year audited by a firm of independent certified public accountants acceptable to Agent and Banks (which acceptance will not be unreasonably withheld), and accompanied by a standard audit opinion of such accountants without qualification;

         (c) With the statements submitted under (b) above and (f) below, a certificate signed by the principal financial officer of each Borrower, (i) stating he is familiar with all documents relating to Agent and Banks and that no Event of Default specified in this Agreement, nor any event which upon notice or lapse of time, or both would constitute such an Event of Default, has occurred, or if any such condition or event existed or exists, specifying it and describing what action such Borrower has taken or proposes to take with respect thereto, and (ii) setting forth, in summary form, figures showing the financial status of such Borrower in respect of the financial restrictions contained in this Agreement;

         (d) Prior to the end of each fiscal year, on a consolidated and stand-alone basis (for each Borrower), a projected balance sheet, projected income statement and projected statement of cash flow for the subsequent fiscal year prepared, to the extent applicable, in accordance with generally accepted accounting principles consistently applied;

         (e) Within three (3) days after an officer of any Borrower obtains knowledge of any condition or event which constitutes or, after notice or lapse of time or both, constitutes an Event of Default, a certificate of such person specifying the nature and period of the existence thereof, and what action such Borrower has taken or is taking or proposes to take in respect thereof;

         (f) On the date hereof and within seven (7) days after the end of each calendar week, each Borrower will deliver to Agent and Banks a collateral report in the form attached hereto as Exhibit 6.2(f) (the "Collateral Report") for the calculation of Borrowers' availability as set forth in Section 2.1(a)(i), (ii),
(iii), (iv), (v) and (vi) of this Agreement and on the date hereof and within thirty (30) days after the end of each calendar month, Borrowers shall update the calculation of availability as set forth in Section 2.1(a)(i), (ii), (iii),
(iv), (v) and (vi) of this Agreement;

         (g) Upon request, copies of all federal, state and local income tax returns and such other information as Agent and Banks may reasonably request; and

         (h) All Securities and Exchange Commission filings.

If at any time any Borrower has any additional subsidiaries which have financial statements that must be consolidated with those of such Borrower under generally accepted accounting principles, the financial statements required by subsections
(a) and (b) above will be the financial statements of such Borrower and all such subsidiaries prepared on the basis required under subsections (a) and (b) above.

Each of the Banks agree to keep Borrowers' financial statements confidential and will not permit such information to be disclosed other than in accordance each Bank's standard policies and procedures with regard to the financial information of their commercial customers.

6.3 CONDITION AND REPAIR. Each Borrower will maintain its assets, taken as a whole, in good repair and working condition (making allowances for obsolescence in the ordinary course and normal wear and tear) and will make all appropriate repairs or replacements thereof.

6.4 INSURANCE. Each Borrower will insure its properties and business against loss or damage of the kinds and in the amounts customarily insured against by corporations with established reputations engaged in the same or similar business as such Borrower. All such policies will (a) be issued by financially sound and reputable insurers, (b) name Agent as an additional insured and, where applicable, as loss payee under a lender loss payable endorsement satisfactory to Agent, and (c) will provide for thirty (30) days written notice to Agent before such policy is altered or canceled all of which will be evidenced by a Certificate of Insurance delivered to Bank by each Borrower on the date of execution of this Agreement.

6.5 TAXES. Each Borrower will pay when due all taxes, assessments and other governmental charges imposed upon it or its assets, franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which by law might be a lien or charge upon any of its assets, provided that (unless any material item or property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if it is being diligently contested in good faith, if Agent is notified in advance of such contest and if such Borrower establishes an adequate reserve or other appropriate provision required by generally accepted accounting principles or if requested by Agent and Banks such amount shall be reserved against the availability under Section 2.1 of this Agreement.

6.6 EXISTENCE; BUSINESS. Except for Globe's purchase of the assets of Thomas J. Koch Associates, Inc., a North Carolina corporation ("Thomas J. Koch") and Guest Suites, Inc., a North Carolina corporation ("Guest Suites"), each Borrower will
(a) subject to Section 7.8 of this Agreement, maintain its existence, (b) engage primarily in business of the same general character as that now conducted, and
(c) refrain from entering into any lines of business substantially different from the business or activities in which such Borrower is presently engaged, including the business of renting furnished apartments.

6.7 COMPLIANCE WITH LAWS. Each Borrower will comply in all material respects with all federal, state and local laws, regulations and orders applicable to such Borrower or its assets, including but not limited to all Environmental Laws, and will promptly notify Agent of any violation of any rule, regulation, statute, ordinance, order or law relating to the public health or the environment and of any complaint or notifications received by such Borrower regarding to any environmental or safety and health rule, regulation, statute, ordinance or law.

6.8 NOTICE OF DEFAULT. Each Borrower will, within three (3) days of its knowledge thereof, give written notice to Agent and Banks of (a) the occurrence of any event or the existence of any condition which would be, after notice or lapse of applicable grace periods, an Event of Default, and (b) the occurrence of any event or the existence of any condition which would prohibit such Borrower from continuing to make the representations set forth in this Agreement.

6.9 COSTS. Each Borrower will pay to Agent and Banks its fees, reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys' fees, other professionals' fees, appraisal fees, environmental assessment fees (including Phase I assessments), expert fees, court costs, litigation and other expense (collectively, "Costs") reasonably incurred or paid by Agent and Banks in connection with the negotiating, documenting, administering and enforcing the Facility, the Loans and the Loan Documents and the defense, preservation and protection of Bank's rights and remedies thereunder, including without limitation, its security interest in the Collateral or any other property pledged to secure the Loans, whether incurred in bankruptcy, insolvency, foreclosure or other litigation or proceedings or otherwise. The Costs will be due and payable within three (3) business days after demand by Agent. If any Borrower fails to pay the Costs when upon such demand, Agent is entitled to disburse such sums as an advance under the Facility. Thereafter, the Costs will bear interest from the date incurred or disbursed at the highest rate set forth in the Notes. This provision will survive the termination of this Agreement and/or the repayment of any amounts due or the performance of any Obligation.

6.10 DEPOSITORY/BANKING SERVICES. So long as this Agreement is in effect, Agent will be the principal depository in which substantially all of Borrowers' funds are deposited, and the principal bank of account of each Borrower.

6.11 OTHER AMOUNTS DEEMED LOANS. If any Borrower fails to pay any tax, assessment, governmental charge or levy or to maintain insurance within the time permitted or required by this Agreement, or to discharge any Lien prohibited hereby, or to comply with any other Obligation, Bank may, but shall not be obligated to, pay, satisfy, discharge or bond the same for the account of such Borrower, and to the extent permitted by law and at the option of Bank, all monies so paid by Bank on behalf of such Borrower will be deemed Loans and Obligations.

6.12 CHANGE IN CONTROL OF BORROWERS. Throughout the term of this Agreement and so long as any of the Obligations remain outstanding, David D. Hoguet, Blair D. Neller and Alvin Z. Meisel shall beneficially own not less than 20%, in the aggregate, of the outstanding common stock of Globe. Throughout the term of this Agreement and so long as any of the Obligations remain outstanding, Globe shall own not less than 94% of the outstanding common stock of GranTree and shall not own less than a 99% membership interest in Interim.

Section 7.        Negative Covenants.
                  -------------------

7.1 INDEBTEDNESS. Except as permitted under Section 7.4 of this Agreement, no Borrower will incur, create, assume or permit to exist any additional Indebtedness for borrowed money (other than the Obligations) or other indebtedness evidenced by notes, bonds, debentures, capitalized leases or similar obligations.

7.2 PREPAYMENTS. No Borrower will voluntarily prepay any Indebtedness for borrowed money owing by such Borrower prior to the stated maturity date thereof other than the Obligations.

7.3 LEASES. Except for Interim, Corporate Stay, Thomas J. Koch and Guest Suites, neither Globe nor GranTree will enter into any lease of real or personal property as lessee if the aggregate payments due under such lease and all other leases of such Borrower then in effect would exceed $1,700,000 in any fiscal quarter, such amount shall increase six (6%) percent at the end of each fiscal year of Borrowers' commencing February 1996.

7.4 CAPITAL EXPENDITURES. Borrowers will not make any plant or fixed capital expenditure, or any commitment therefor, or obtain equipment subject to a purchase money security interest, trust deed or lease, in an aggregate amount in excess of $2,000,000 for fiscal year ending February 28, 1997, and shall not be in an aggregate amount in excess of $6,000,000 calculated on a cumulative basis for fiscal year ending February 28, 1997 and fiscal year ending February 28, 1998.

7.5 PLEDGE OR ENCUMBRANCE OF ASSETS. Other than the Permitted Liens and Liens granted by any Borrower under purchase money financing arrangements as set forth in Section 7.4 of this Agreement, no Borrower will create, incur, assume or permit to exist, arise or attach any Lien in any present or future asset, except for Liens to Agent for the benefit of Banks, Liens existing on the date of this Agreement which have been disclosed to and approved by Agent as set forth in
Schedule 5.9 attached hereto and Liens imposed by law which secure amounts not at the time due and payable.

7.6 GUARANTEES AND LOANS. Except as set forth in Schedule 7.6 attached hereto or as provided in Section 2.5 hereof, no Borrower will enter into any direct or indirect guarantees other than by endorsement of checks for deposit or other than in the ordinary course of business nor make any advance or loan other than in the ordinary course of business as presently conducted, including, without limitation, loans and advances to employees of such Borrower.

7.7 CAPITAL STOCK; DIVIDENDS. Except as provided herein or in connection with acquisitions otherwise permitted under Section 7.8 of this Agreement or in connection with a secondary public offering of stock, no Borrower will, after the execution date of this Agreement, issue any additional shares of its capital stock, nor grant any warrants, options or other rights to purchase such stock; PROVIDED, however, that Globe may issue stock dividends and grant options to employees to acquire not more than 15% of Globe's outstanding capital stock and may issue shares of capital stock if and when such options are exercised and GranTree may issue additional shares of its capital stock upon the conversion, if any, of the convertible debenture issued as part of its bankruptcy case. No Borrower will
(a) declare or pay any dividend or distributions (except stock dividends) on its capital stock , (b) except as set forth in Schedule 7.9 attached hereto, make any payments of any kind to its shareholders (including, without limitation, debt repayments, payments for goods or services or otherwise, but excluding ordinary salary and bonus payments to shareholders employed by such Borrower) or
(c) redeem any shares of its capital stock in any fiscal year. Notwithstanding the above, provided there are no Events of Default and one would not arise as a result of such payment, Globe may pay dividends or distributions on its capital stock or repurchase shares of its capital stock so long as the aggregate amount of such payments and/or purchases is not in excess of $2,000,000 in any fiscal year of Borrowers. Any portion of such $2,000,000 which is not utilized in the fiscal year ending February 28, 1997, shall be available for utilization during the next fiscal year (in addition to the $2,000,000 available to Borrowers during such year).

7.8 MERGER; DISPOSITION OF ASSETS. Except for Globe's purchase of the assets of Thomas J. Koch and Guest Suites, and except for a merger and/or a transfer of assets by and between Globe, GranTree, Interim or Corporate, no Borrower will, after the execution date of this Agreement, (a) change its capital structure, except as permitted in this Agreement, (b) merge or consolidate with any corporation or purchase all or any substantial part of the assets of any corporation, (c) amend or change its Articles of Incorporation, Code of Regulations or By-Laws, Articles of Organization or Operating Agreement or (d) sell, transfer or otherwise dispose of all or any substantial part of its assets, other than in the ordinary course of business, whether now owned or hereafter acquired.

         Notwithstanding the foregoing any Borrower may, without the prior consent of Banks, (i) purchase substantially all of the assets of another corporation, partnership, company or other entity, (ii) purchase stock or other ownership interest in another entity, (iii) merge with another corporation or have another entity merged into it, provided that Borrowers comply with each of the following conditions:

                  (1) the entity whose assets or ownership interest is to be acquired is engaged in substantially the same business as that engaged in by the Borrowers;

                  (2) as of the date such Borrower enters into a letter of intent or similar agreement to make an acquisition or merger with another entity and on such date the outstanding principal balance of the Notes plus the cash portion of the acquisition transaction (plus the cash portion of any pending acquisitions) is less than $33,000,000;

                  (3) if the purchase price of the stock or assets referred to in (i) or (ii) above is more than $250,000, and Borrowers elect to keep such assets in a separate corporation which is not a Borrower hereunder or if the corporation being acquired is not merged into any of the Borrowers, at the request of the Banks, Borrowers may only make such acquisition if such entity becomes, on the date of closing of such acquisition, a "Borrower" hereunder and shall cooperate with Agent and Banks to execute any and all documentation necessary, in Banks' discretion, to evidence the addition of such entity as a "Borrower" which shall be jointly and severally obligated for the repayment and performance of the Obligations and will pledge its assets to the same extent as the other Borrowers to secure the Obligations.

                  (4) if the purchase price of the stock or assets of such entity is in an aggregate amount of less than $1,500,000.

7.9 TRANSACTIONS WITH AFFILIATES. No Borrower will (a) directly or indirectly issue any guarantee for the benefit of any of its Affiliates, (b) except as set forth in Schedule 7.9 attached hereto, directly or indirectly make any loans or advances to or investments in any of its Affiliates, (c) except as set forth in
Schedule 7.9, enter into any transaction with any of its Affiliates, other than transactions entered into on an arm's length basis in the normal course of such Borrower's business, or (d) except for transactions between GranTree, Globe, Interim and Corporate, divert (or permit anyone to divert) any of its business opportunities to any Affiliate or any other corporate or business entity in which such Borrower or its shareholders holds a direct or indirect interest.

7.10 INVESTMENTS. Other than Globe's ownership of (i) GranTree capital stock,
(ii) the capital stock of Globe Furniture Rentals, Inc. (incorporated on February 21, 1996), (iii) the membership interest of Interim and (iv) the Corporate capital stock, no Borrower will purchase or hold beneficially any stock, securities or evidences of indebtedness of, or make any investment or acquire any interest in, any other firm, partnership, corporation or entity other than short term investments of excess working capital in one or more of the following: (a) investments (of one year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (b) investments (of one year or less) in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, provided that such banks or trust companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $25,000,000.

7.11 FINANCIAL COVENANTS. The following calculations under this Section 7.11 are to be based on Generally Accepted Accounting Principles (GAAP) as in effect as of Borrowers' fiscal year ending February 28, 1996. Should there be any GAAP changes reflected on the future financial statements of Borrowers, Borrowers may provide Agent and Banks with the adjusting entries to convert such future financial statements to a GAAP presentation consistent with that in effect as of February 28, 1996, and such adjusting entries shall be delivered with the financial statements as set forth in Section 6.2 of this Agreement.

         (a) FUNDED DEBT TO TANGIBLE NET WORTH. Borrowers will not permit the ratio of their outstanding Funded Debt to Borrowers' Tangible Net Worth, on a consolidated basis, to exceed 3.60 : 1.00 for the period commencing November 30, 1996 through August 30, 1997 as measured on the last day of each fiscal quarter during such period. On August 31, 1997, Borrowers' ratio of outstanding Funded Debt to Tangible Net Worth shall reduce to 3.40 : 1.00 and such ratio shall remain in effect as measured on the last day of each fiscal quarter thereafter during the term of this Agreement.

         (b) MINIMUM NET WORTH. Borrowers will not permit their Net Worth, on a consolidated basis, to be less than the following at the end of each of the following fiscal quarters of Borrowers (the Minimum Net Worth"):


                  QUARTER ENDING                     MINIMUM AMOUNT

                  November 30, 1996                  $27,500,000
                  February 28, 1997                  $28,750,000
                  May 31, 1997                       $29,500,000
                  August 31, 1997                    $30,000,000
                  November 30, 1997                  $30,500,000
                  February 28, 1998 and thereafter   $31,000,000


         (c) INTEREST COVERAGE RATIO. Borrowers will not permit its Interest Coverage Ratio, on a consolidated basis, to be less 3.0:1 at the end of each fiscal quarter commencing November 30, 1996 which ratio shall be calculated on a rolling four quarter basis.

Section 8.        Events of Default and Remedies.
                  -------------------------------

8.1 EVENTS OF DEFAULT. Any of the following events will be an Event of Default ("Event of Default"):

         (a) any representation or warranty made by any Borrower herein or in any of the Loan Documents is incorrect when made or reaffirmed; provided however, such Borrower shall have a period of thirty (30) days in which to cure an Event of Default which occurs under Sections 5.3, 5.6 or 5.11(b) and
                  (c) of this Agreement; or

         (b) any Borrower defaults in the payment of any principal or interest on any Obligation when due and payable, by acceleration or otherwise and such nonpayment remains uncured for a period of five (5) days thereafter; or

         (c) any Borrower fails to observe or perform any covenant, condition or agreement herein and fails to cure such default within 30 days of the occurrence thereof, provided such 30 day grace period will not apply to Sections 7.7, 7.8 and 7.11 of this Agreement; or

         (d) a court enters a decree or order for relief with respect to any Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of any Borrower or for any substantial part of its property, or orders the wind-up or liquidation of its affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed and is pending for sixty
                  (60) days without dismissal; or

         (e) any Borrower commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing; or

         (f) any Borrower defaults under the terms of any Indebtedness for borrowed money or lease involving total payment obligations of such Borrower in excess of $100,000, other than non-payment defaults such as a technical default, and such default gives any creditor or lessor the right to accelerate the maturity of any such indebtedness or lease payments which right is not contested by such Borrower or is determined by any court of competent jurisdiction to be valid; or

         (g) final judgment of the payment of money in excess of $100,000 is rendered against any Borrower and remains undischarged for thirty (30) days during which execution is not effectively stayed; or

         (h) an Event of Default or default (after giving effect to any applicable cure or grace period) occurs under any of the Loan Documents; or

         (i) the dissolution of any Borrower, other than a dissolution of GranTree, Interim or Corporate Stay into Globe; or

         (j) the commencement of any foreclosure proceedings, proceedings in aid of execution, attachment actions, levies against, or the filing by any taxing authority of a lien against any of the Collateral or any property securing the repayment of any of the Obligations; or

         (k) the loss, theft or substantial damage to the Collateral or any property securing the repayment of the Obligations if the result of such occurrence will be, in Agent's reasonable judgment, the failure or inability of any Borrower to continue substantially normal operation of its business within thirty
                  (30) days of the date of such occurrence.

         (l) Agent ceases to be Borrowers' (i) principal depository bank in which substantially all of Borrowers' funds are deposited, and
                  (ii) principal bank of account.

         (m) (i) the validity or effectiveness of any of the Loan Documents or its transfer, grant, pledge, mortgage, or assignment by the party executing such Loan Document is impaired in any material respect; (ii) any Borrower asserts that any Loan Document executed by it is not a legal, valid and binding obligation of it enforceable in accordance with its terms; (iii) the security interest or Lien purporting to be created by any of the Loan Documents will for any reason, other than the negligence of Agent, Banks or their representatives, cease to be a valid, perfected lien subject to no other liens other than Liens permitted by the terms of this Agreement; or (iv) any Loan Document is amended, hypothecated, subordinated, terminated or discharged, or if any person is released from any of its covenants or obligations under any of the Loan Documents, except as permitted by Agent and Banks in writing; or

         (n) a Reportable Event (as defined in ERISA) occurs with respect to any employee benefit plan maintained by any Borrower for its employees other than a Reportable Event caused solely by a decrease in employment; or a trustee is appointed by a United States District Court to administer any employee benefit plan; or the Pension Benefit Guaranty Corporation institutes proceedings to terminate any of any Borrower's employee benefit plans; or

         (o) other than as set forth in Sections 5.9 and 7.4 of this Agreement, the filing of any lien or charge against the Collateral or any part thereof regarding indebtedness in excess of $100,000, which is not removed to the satisfaction of Agent and Banks within a period of 45 days thereafter, or any lien of charge against the Collateral or any part thereof regarding indebtedness in an amount less than $100,000 is not removed to the satisfaction of Agent and Bank within a period of sixty (60) days; or

         (p) the abandonment by any Borrower of all or any material portion of the Collateral.

8.2 REMEDIES. If any Event of Default occurs Agent, at the written request of the Required Banks will, unless an Event of Default occurs under Section 8.1 (d) or (e) in which case the following remedies will be immediately available to
Agent: (i) cease advancing money hereunder, (ii) declare all Obligations to be immediately due and payable, whereupon such Obligations will immediately become due and payable, (iii) exercise any and all rights and remedies provided by applicable law and the Loan Documents, (iv) proceed to realize upon the Collateral or any property securing the Obligations, including, without limitation, causing all or any part of the Collateral to be transferred or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee, all without presentment, demand, protest, or notice of any kind, each of which are hereby expressly waived by each Borrower. Each Borrower shall be liable for any deficiency remaining after disposition of any Collateral, and waives all valuation and appraisement laws.

8.3 DEFAULT RATE. After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will accrue interest at the Default Rate, in Bank's sole discretion, without notice to any Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Agent or Banks to permit any late payments whatsoever.

8.4 NO REMEDY EXCLUSIVE. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy available under this Agreement, the Loan Documents or as may be now or hereafter existing at law, in equity or by statute. Each Borrower waives any requirement of marshalling of assets which may be secured by any of the Loan Documents.

8.5 EFFECT OF TERMINATION. The termination of this Agreement will not affect any rights of any party or any obligation of any party to the other, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights created or Obligations incurred prior to such termination have been fully disposed of, concluded or liquidated. The security interest, lien and rights granted to Agent for the benefit of Banks hereunder and under the Loan Documents will continue in full force and effect, notwithstanding the termination of this Agreement or the fact that no Loans are outstanding to Borrowers, until all of the Obligations, have been paid in full.

8.6 NO ADEQUATE REMEDY AT LAW. Each Borrower recognizes that in the event such Borrower fails to pay, perform, observe or discharge any of its Obligations under this Agreement, the Notes or the other Loan Documents, no remedy at law will provide adequate relief to Agents and Banks and such Borrower agrees that Agent and Banks shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that it has incurred actual damages.

Section 9.        Conditions Precedent.
                  ---------------------

9.1 CONDITIONS TO INITIAL LOANS. Agent will have no obligation to make or advance any Loan until each Borrower has delivered to Agent at or before the closing date, in form and substance satisfactory to Bank:

         (a) the executed versions of the Revolving Notes in the forms of
Exhibit 2.1(e)(i), 2.1(e)(ii), 2.1(e)(iii) and 2.1(i) attached hereto respectively.

         (b) A Certificate of Borrower for each Borrower in a form reasonably acceptable to Bank along with certified copies of the organization documents for each Borrower.

         (c) A favorable opinion of counsel to Borrowers in a form reasonably acceptable to Bank.

         (d) An executed version of the Security Agreement in the form of
Exhibit 11.5 attached hereto along with a completed version on Schedule I attached thereto entitled "Specific Representations".

         (e) All appropriate financing statements (Form UCC-1) and consents or waivers of landlords, warehousemen and mortgagees, as requested by Agent.

         (f) UCC searches, tax lien and litigation searches, insurance certificates, notices or other documents which Bank may require to reflect, perfect or protect Bank's first priority lien in the Collateral and all other property pledged to secure the Obligations and to fully consummate this transaction.

         (g) Each Borrower will pay to Agent all out of pocket expenses reasonably incurred by Agent and Banks in connection with the preparation of this Agreement and accompanying documents and the consummation of the transactions contemplated hereby.

         (h) A Certificate of Insurance as described in Section 6.4 hereof.

         (i) A Collateral Report in the form attached hereto as Exhibit 6.2(f).

         (j) Such additional information and materials as Bank may reasonably request.

9.2 CONDITIONS TO EACH LOAN. On the date of each Loan, the following statements will be true:

         (a) All of the representations and warranties contained herein and in the Loan Documents will be correct in all material respects as though made on such date (except those changes permitted under this Agreement);

         (b) No event will have occurred and be continuing, or would result from such Loan, which constitutes an Event of Default, or would constitute an Event of Default but for the requirement that notice be given or lapse of time or both;

         (c) Except for general economic conditions or fluctuations in the economy generally, no event shall have occurred which, in Bank's reasonable opinion, has a material adverse effect on the Collateral or on any Borrower's financial condition, operations, assets or prospects, or on any other property securing the repayment of the Obligations;

         (d) The aggregate unpaid principal amount of the Loans after giving effect to such Loan will not violate the lending limits set forth in Section 2.1 of this Agreement.

The acceptance by each Borrower of the proceeds of each Loan will be deemed to constitute a representation and warranty by such Borrower that the conditions in
Section 9.2 of this Agreement, other than those that have been waived in writing by Bank, have been satisfied.

Section 10.       Agent.
                  ------

10.1 APPOINTMENT. Each Bank hereby irrevocably designates and appoints Fifth Third as Agent of such Bank, and each such Bank hereby irrevocably authorizes Fifth Third, as Agent for such Bank, to take such actions on its behalf under the provisions of this Agreement, and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto; provided, however, that Agent shall not be required to take any action that exposes Agent to personal liability or that is contrary to this Agreement or applicable law. Each Bank hereby authorizes, consents to and directs each Borrower to deal with Agent as true and lawful agent of such Bank to the extent set forth hereunder. Notwithstanding any provision to the contrary elsewhere in this Agreement, Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Agent.

10.2 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or reliance upon advice of counsel in good faith shall be full justification for any act or omission of Agent.

10.3 EXCULPATORY PROVISIONS. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable to any of Banks or any Borrower for any action lawfully taken or omitted to be taken by it or by any such person under or in connection with the Loan Documents, except that Agent shall be liable for its own willful misconduct or gross negligence, or (b) responsible in any manner to any of Banks for any recitals, statements, representations or warranties made by any Borrower or any officer thereof, contained in Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, the Loan Documents or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or the Notes or any failure of any Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Bank to ascertain or inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or any of the Notes, or to inspect the properties, books or records of any Borrower or any Subsidiary. Agent, in its capacity as such, shall not be under any liability or responsibility whatsoever, as Agent, to any Borrower or any other as a consequence of any failure or delay in performance by, or breach by, any Bank of any of its obligations under any of the Loan Documents, or as a consequence of any determination as to the classification or qualification of the transactions contemplated by the Loan Documents under any regulatory rules or regulations.

10.4 RELIANCE BY AGENT. Agent shall be entitled to rely and shall be fully protected in relying upon, any writing, resolution, notice (whether written, oral or telephonic), consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order, other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons or in acting upon any representation or warranty made or deemed to be made hereunder and upon advice and statements of legal counsel (including, without limitation, counsel to each Borrower), independent accountants and other experts selected by Agent. Agent may deem and treat payee of any Note as the owner thereof for all purposes. Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of Banks as it deems appropriate or it shall first be indemnified to its satisfaction by Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents and the Notes in accordance with a request of the Required Banks, and any such request and any action taken or failure to act pursuant thereto shall be binding upon all Banks and all future holders of the Notes.

10.5 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Agent has received written notice from a Bank or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall promptly give notice thereof to Banks and each Borrower. Agent shall take such action with respect to any such Event of Default as shall be reasonably directed by the Required Banks; provided that, unless and until Agent shall have received such direction, Agent, in its capacity as such, may (but shall not be obliged to) take such action, or refrain from taking such action, with respect to any such Event of Default.

10.6 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank expressly acknowledges that neither Agent, any other Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by Agent or any other Bank hereafter taken, including any review of the affairs of any Borrower or its Subsidiaries, shall be deemed to constitute any representation or warranty by Agent or any other Bank to such Bank. Each Bank represents to Agent and each other Bank that it has independently and without reliance upon Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, assets, financial and other condition, creditworthiness and prospects of each Borrower and its Subsidiaries, and made its own decision to make Loans hereunder and enter into this Agreement or the Loan Documents. Each Bank also represents that it will, independently and without reliance upon Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analyses, appraisals and decisions in taking or not taking action under this Agreement, and make such investigation as it deems necessary to inform itself as to the business, operations, property, assets, financial and other condition, creditworthiness and/or prospects of each Borrower and its Subsidiaries. Except for any notices, reports and other documents expressly required to be furnished by Agent to Banks hereunder, Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, assets, financial and other condition, creditworthiness or prospects of any Borrower or Subsidiaries which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

10.7 INDEMNIFICATION BY BANKS. (a) Banks agree to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrowers and without limiting any obligation of any Borrower to do so), ratably according to the amounts of their Revolving Credit Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at the time following the payment of the Obligations) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement, the Loan

Documents or any of the Notes or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from Agent's willful misconduct or gross negligence without the consent or conscious acquiescence of the reimbursing Bank.

         (b) Without limiting the foregoing, the Bank agrees to reimburse Agent promptly upon demand for its Revolving Credit Commitment Percentage of any costs and expenses incurred by Agent that are payable by Borrowers under the Loan Documents to the extent that Agent is not promptly reimbursed for such costs and expenses by any Borrower; and, if Agent is later reimbursed for any such costs and expenses by any Borrower, Agent shall repay such reimbursed amounts to Banks on account of such costs and expenses.

         (c) The agreements in this subsection shall survive termination of this Agreement, payment of the Notes, and payment of all other amounts payable hereunder.

10.8 AGENT IN ITS INDIVIDUAL CAPACITY. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower and its Subsidiaries as though Agent were not Agent hereunder. With respect to the Loans made by it and all renewals, extensions or deferrals of the payment thereof, Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not Agent, and the terms "Bank" and "Banks" shall include Agent in its individual capacity.

10.9 SUCCESSOR AGENT. If at any time it deems it advisable, in its sole discretion, Agent may resign as Agent upon 60 days' written notice to Banks and each Borrower. If Agent shall resign as Agent under this Agreement, then Banks shall appoint a successor Agent for Banks. If appointment of a successor Agent by Banks and acceptance of the appointment by the successor have not occurred within 60 days after Agent gives the above-described notice of resignation, Agent may appoint a successor agent, which shall be a commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of at least $250,000,000. Upon acceptance by the successor agent of the agency hereunder and notice thereof to each Borrower, such successor agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any other parties to this Agreement or any holders of the Notes, and such former Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If at any time hereunder there shall not be a duly appointed and acting Agent, each Borrower agrees to make each payment due hereunder and under its Notes directly to Bank entitled thereto during such time.

10.10 AMENDMENTS AND WAIVERS. With the written consent of the Required Banks, Agent and the appropriate parties to the Loan Documents may, from time to time, enter into written amendments, supplements or modifications thereof and, with the consent of the Required Banks, Agent on behalf of the Banks may execute and deliver to any such parties a written instrument waiving, on such terms and conditions as Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences, or releasing or discharging any guarantor from its obligations under a guarantee; provided, however, that no such amendment, supplement, modification or waiver shall (i) increase the Revolving Credit Commitment or Revolving Credit Commitment Percentage of any Bank, (ii) extend the maturity date of any Note,
(iii) decrease the rate of interest of, extend the time or manner of payment of or increase or forgive interest due under any Notes, forgive any principal amount due under any Note, or forgive, extend the time or manner of payment of any fees, costs or expenses due hereunder or under any of the Loan Documents,
(iv) permit the extension of this Agreement, (v) change the provisions of this subsection 10.10, (vi) release any portion of the Collateral, (vii) amend or change the provisions of Sections 2.1(a) or 2.1(b) of this Agreement, or (viii) amend or change the provisions of Section 7.11 of this Agreement, without the consent of all of the Banks; and provided further, however, that no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of this subsection 10.10 or otherwise change any of the rights or obligations of Agent hereunder or under the Loan Documents without the written consent of Agent. Any such amendment, supplement, modification or waiver shall apply equally to each of Banks and shall be binding upon the parties to the applicable agreement, Banks, Agent and their successors and assigns. In the case of any waiver, the parties to the applicable agreement, Banks and Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and Loan Documents, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

10.11 SETOFF; SHARING. (a) Upon the occurrence of an Event of Default and acceleration of the maturity of the Loans each Bank is hereby authorized, at any time or from time to time thereafter, without prior notice to any Borrower or any other Person any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits and any other indebtedness or property at any time held or owning by such Bank to or for the credit or the account of any Borrower, whether or not related to this Agreement or any transaction or occurrence hereunder, against and on account of the Obligations of any Borrower regardless of whether or not such Bank shall have made any demand hereunder and although such Obligations, or any of them, shall be contingent or unmatured. The rights and remedies granted to each Bank under this subsection 10.11 shall be in addition to, and not in substitution for, any rights or remedies, including, without limitation, any right of set-off or banker's lien, to which such Bank may otherwise be entitled.

         (b) Each Bank agrees, for the benefit of the other Bank, that with respect to all sums received or realized by such Bank, after an Event of Default or the maturity of the Loans (whether by acceleration, notice of intention to prepay in full or otherwise) equitable adjustment will be made among all of the Banks so that, in effect, all such sums shall be shared ratably by each of Banks (based upon such Bank's percentage of the unpaid amount of all of the Loans then outstanding owing to all of the Banks), whether received by the exercise of the right of set-off or banker's lien, by counterclaim or cross-action, by the enforcement of any of the Notes or otherwise. If any Bank shall, after maturity of the Loans (whether by reason of acceleration, notice of intention to prepay in full or otherwise) receive any payment on its Loans or on any commitment fees in a sum or sums in excess of its pro rata portion of the sum of the aggregate principal amount of the Loans then outstanding, then any such Bank shall, if requested by the other Bank, purchase for cash from the other Bank an interest in its Loans in such amounts as shall result in Banks sharing such payment ratably according to the aggregate principal amount of the Loans then outstanding from each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from any such Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest except as required by law or by any judgment or settlement relating to such recovery. Each Borrower agrees that any Bank so purchasing a participation in the Loans made by the other Bank may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall effect the right of any Bank to exercise, and retain the benefits of exercising any such right with respect to any other indebtedness of obligation of any Borrower.

10.12 ENFORCEMENT. Each Bank authorizes Agent to take all actions contemplated by this Agreement and any of the other Loan Documents and each Bank agrees that no Bank shall have any right individually to seek or to enforce any remedy or to realize upon any security for the Obligations, it being understood and agreed that such rights and remedies may be exercised only by Agent, for the benefit of Banks.

Section 11.       Miscellaneous Provisions.
                  -------------------------

11.1 MISCELLANEOUS. This Agreement, the exhibits and the other Loan Documents are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. This Agreement may be amended only in writing signed by the parties against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts. If any part of this Agreement is held invalid, illegal or unenforceable, the remainder of this Agreement will not in any way be affected. This Agreement is and is intended to be a continuing agreement and will remain in full force and effect until the Loans are finally and irrevocably paid in full and the Facility is terminated.

11.2 WAIVER BY BORROWER. Each Borrower waives notice of non-payment, demand, presentment, protest or notice of protest of any Accounts or other Collateral, and all other notices (except those notices specifically provided for in this Agreement); consents to any renewals or extensions of time of payment thereof; and generally waives any and all suretyship defenses and defenses in the nature thereof.

11.3 BINDING EFFECT. This Agreement will be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, except as set forth in Section 7.8 of this Agreement, no Borrower may assign or transfer any of its rights or delegate any of its Obligations under this Agreement or any of the Loan Documents, by operation of law or otherwise. With the prior written consent of all the Banks, one or more additional Persons may become Banks under this Agreement in order to increase the Revolving Credit Commitments or replace a portion of the Loans and the commitments of any Bank, subject to the terms of this Agreement. The Banks may disclose to all prospective and actual assignees and participants all financial, business and other information about any Borrower which a Bank may possess at any time.

11.4 SUBSIDIARIES. If any Borrower has any additional Subsidiaries at any time during the term of this Agreement, the term "Borrower" in each representation, warranty and covenant herein will mean "Borrower" and each Subsidiary individually and in the aggregate, and such Borrower will cause each Subsidiary to be in compliance therewith.

11.5 SECURITY. The Obligations are secured as provided herein, in this Agreement, the Security Agreement, in the Loan Documents and in each other document or agreement which by its terms secures the repayment or performance of the Obligations.

11.6 SURVIVAL. All representations, warranties, covenants and agreements made by each Borrower herein and in the Loan Documents will survive the execution and delivery of this Agreement, the Loan Documents and the issuance of the Notes.

11.7 DELAY OR OMISSION. No delay or omission on the part of Agent or Banks in exercising any right, remedy or power arising from any Event of Default will impair any such right, remedy or power or any other right remedy or power or be considered a waiver or any right, remedy or power or any Event of Default nor will the action or omission to act by Agent or Banks upon the occurrence of any Event of Default impair any right, remedy or power arising as a result thereof or affect any subsequent Event of Default of the same or different nature.

11.8 NOTICES. Any notices under or pursuant to this Agreement will be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, addressed as follows:

                           THE FIFTH THIRD BANK
                           38 Fountain Square Plaza
                           Cincinnati, Ohio 45263
                           Attention:  Asset Based Lending Department

                           KEYBANK NATIONAL ASSOCIATION
                           525 Vine Street - 6th floor
                           Cincinnati, Ohio 45202
                           Attention:  Structured Finance Department

                           PNC BANK, OHIO, NATIONAL ASSOCIATION 201 East Fifth Street Cincinnati, Ohio 45202
                           Attention: Middle Market Corporate Banking - 26th
                                      floor

                           FOUNTAIN SQUARE COMMERCIAL FUNDING CORP.
                           c/o The Fifth Third Bank
                           38 Fountain Square Plaza
                           Cincinnati, Ohio 45263
                           Attention:  Asset Based Lending Department

                           GLOBE BUSINESS RESOURCES, INC., GRANTREE CORPORATION, INTERIM QUARTERS, LTD. and CORPORATE STAY INTERNATIONAL, INC.
                           1925 Greenwood Ave.
                           Cincinnati, Ohio 45246
                           Attention:  David D. Hoguet, Chief Executive Officer

         With a copy to:   Keating, Muething & Klekamp
                           1800 Provident Tower
                           Cincinnati, Ohio 45202
                           Attention:  Edward Steiner, Esq.

Any party may change such address by sending written notice of the change to the other parties.

11.9 NO PARTNERSHIP. Nothing contained herein or in any of the Loan Documents is intended to create or will be construed to create any partnership, joint venture or other relationship between any Bank and any Borrower other than as expressly set forth herein or therein and will not create any joint venture, partnership or other relationship.

11.10 INDEMNIFICATION BY EACH BORROWER. If after receipt of any payment of all or part of the Obligations, Agent or Banks are for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or diversion of trust funds, or for any other reason, this Agreement will continue in full force and effect and each Borrower will be liable to, and will indemnify, save and hold Agent and Banks, its officers, directors, attorneys, and employees harmless of and from the amount of such payment surrendered. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Agent or Banks in reliance on such payment, and any such contrary action so taken will be without prejudice to Agent or Banks' rights under this Agreement and will be deemed to have been conditioned upon such payment becoming final, indefeasible and irrevocable. In addition, each Borrower will indemnify, defend, save and hold Agent and Banks, its officers, directors, attorneys, and employees harmless of, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and attorneys' fees reasonably incurred), that Agent and Banks or any such indemnified party may incur arising out of this Agreement, any of the Loan Documents or any act taken by Bank hereunder except for the willful misconduct or gross negligence of such indemnified party. The provisions of this Section will survive the termination of this Agreement.

11.11 GOVERNING LAW; JURISDICTION. This Agreement, the Notes and the other Loan Documents will be governed by the domestic laws of the State of Ohio. Each Borrower agrees that the state and federal courts in Hamilton County, Ohio, or any other court in which Bank initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding will be effective if mailed to each Borrower at its address described in the Notices section of this Agreement. AGENT, BANKS AND EACH BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, Agent, Banks and Borrowers have executed this Agreement by their duly authorized officers as of the date first above written.

                         GLOBE BUSINESS RESOURCES, INC.

                         By:   /s/ Sharon G. Kebe
                             ------------------------------------
                         Its: Sr. VP Finance
                            ------------------------------------

                         GRANTREE CORPORATION

                         By:   /s/ Sharon G. Kebe
                            ------------------------------------

                         Its: Sr. VP Finance
                            ------------------------------------

                         INTERIM QUARTERS, LTD.

                         By:  /s/ Sharon G. Kebe
                            ------------------------------------

                         Its: Authorized Representative
                            ------------------------------------

                         CORPORATE STAY INTERNATIONAL, INC.

                         By:  /s/ Sharon G. Kebe
                            ------------------------------------

                         Its: Sr. VP. Finance
                            ------------------------------------

                         KEYBANK NATIONAL ASSOCIATION

                         By:  /s/ Steven J. Bloemer
                            ------------------------------------

                         Its: Vice President
                            ------------------------------------

                         PNC BANK, OHIO, NATIONAL ASSOCIATION

                         By:  /s/ Christopher R. Ramos
                            ------------------------------------

                         Its: Vice President
                            ------------------------------------

                         FOUNTAIN SQUARE COMMERCIAL FUNDING CORP.

                         By:  /s/ Andrew L. Stidd
                            ------------------------------------

                         Its: President
                            ------------------------------------

                         THE FIFTH THIRD BANK, for itself and as Agent for the Banks

                         By:  /s/ David B. Haas
                            ------------------------------------

                         Its: Vice President
                            ------------------------------------

                                EXHIBIT 2.1(e)(i)
                                -----------------

                              AMENDED AND RESTATED
                                 REVOLVING NOTE

$18,000,000                                                    Cincinnati, Ohio
                                                               January 31, 1995
                              First Amendment and Restatement February 28, 1996
                             Second Amendment and Restatement December 16, 1996
                                                               (Effective Date)

For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals, GRANTREE CORPORATION, an Oregon corporation dba Globe Furniture Rentals, INTERIM QUARTERS, LTD., an Ohio limited liability company and CORPORATE STAY INTERNATIONAL, INC., an Ohio corporation (collectively the "Borrowers" and each a "Borrower"), hereby jointly and severally promise to pay to the order of THE FIFTH THIRD BANK, an Ohio banking corporation (the "Bank"), at its offices, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Eighteen Million Dollars ($18,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Amended and Restated Credit Agreement of even date herewith by and between Borrowers, The Fifth Third Bank, Agent, and The Fifth Third Bank, KeyBank National Association, PNC Bank, Ohio, National Association and Fountain Square Commercial Funding Corp., as Banks, as the same may be amended from time to time (the "Agreement").

The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a floating rate of interest equal to the percent per annum set forth below, which rate of interest will fluctuate on a periodic basis as provided herein to the rate specified by the following table based upon the ratio of the amount of Borrowers' Funded Debt to Tangible Net Worth, on a consolidated basis:


--------------------------------------------------------------------------------------------------
   FUNDED DEBT TO TANGIBLE NET WORTH                               THEN INTEREST RATE EQUALS
--------------------------------------------------------------------------------------------------
       Greater than or equal to 3.00 : 1.00                             Borrowers' option of:
                                                                    (i) Prime Rate plus 1.00% or
                                                                   (ii) LIBOR Rate plus 2.75%
--------------------------------------------------------------------------------------------------
Less than 3.00 : 1.00 but greater than or equal to 2.20 : 1.00          Borrowers' option of:
                                                                    (i) Prime Rate plus .75% or
                                                                   (ii) LIBOR Rate plus 2.50%

--------------------------------------------------------------------------------------------------
Less than 2.20 : 1.00 but greater than or equal to 1.40 : 1.00          Borrowers' option of:
                                                                    (i) Prime Rate plus .50% or
                                                                   (ii) LIBOR Rate plus 2.25%
--------------------------------------------------------------------------------------------------
Less than 1.40 : 1.00 but greater than or equal to 1.00 : 1.00          Borrowers' option of:
                                                                    (i) Prime Rate plus .25% or
                                                                   (ii) LIBOR Rate plus 2.00%
--------------------------------------------------------------------------------------------------
Less than 1.00 : 1.00                                                   Borrowers' option of:
                                                                    (i) Prime Rate or
                                                                   (ii) LIBOR plus 1.75%
--------------------------------------------------------------------------------------------------

In the event the Borrowers meet the requirements set forth above, Borrowers' may elect to have all or any portion of the Note in minimum increments of $1,000,000 per election (provided such amounts are not then subject to another LIBOR Election) bear interest at the per annum rate equal to the percentage in excess of the LIBOR Rate as set forth above (a "LIBOR Election"). Such notice shall be delivered to Agent in writing at least 2 business days prior to the date of such advance and shall inform Agent of the amount of the Note to be subject to the LIBOR Election, the LIBOR Interest Period and the effective date for the LIBOR Interest Period. Borrowers shall not be permitted to have more than six (6) separate LIBOR Elections outstanding at any one time during the term hereof.

On the Effective Date, the initial interest rates for advances hereunder will be based upon a Funded Debt to Tangible Net Worth of less than 2.20 : 1.00 for Borrowers.

Interest rate changes based upon changes in the foregoing chart will be made effective as of the date of the first advance hereunder and on the first day of the calendar month following the review by Agent of Borrowers' quarterly financial statements. In addition to changes occurring pursuant to fluctuations in the foregoing chart, the interest rate charged hereunder shall change automatically upon each change in the Prime Rate. Interest will be calculated based on a 360-day year and charged for the actual number of days elapsed, and will be payable on the first day of each calendar month commencing January 1, 1997 and continuing on the first (1st) day of each calendar month thereafter during the term hereof unless an interest rate based upon the LIBOR Rate is in effect, in which case the accrued interest shall be due and payable at the end of the LIBOR Interest Period and Agent will remit to Bank its pro-rata share within 1 business day after Agent's receipt thereof. If any amount as to which a LIBOR Election is in effect is repaid on a day other than the last day of the applicable LIBOR Interest Period, or becomes payable on a day other than the last day of the applicable LIBOR Interest Period due to acceleration or otherwise, the Borrowers shall pay, on demand by the Agent, such amount (as determined by the Agent) as is required to compensate the Banks for any losses, costs or expenses which the Banks may incur as a result of such payment or acceleration, including, without limitation, any loss, cost or expense (including loss of profit) incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Banks to fund or maintain such amount bearing interest at the LIBOR Rate plus the percentage as set forth in the chart above.

After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrowers (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

The Prime Rate means the rate of interest per annum announced to be its Prime Rate from time to time by Agent at its principal office in Cincinnati, Ohio whether or not Agent will at times lend to borrowers at lower rates of interest, or, if there is no such Prime Rate, then its base rate or such other rate as may be substituted by Agent for the Prime Rate.

LIBOR Interest Period means, with respect to which amounts outstanding hereunder will accrue interest at the LIBOR Rate for a period of 30, 60, 90, 120 or 180 days commencing on a business day selected by Borrowers pursuant to this Note. Such LIBOR Interest Period shall end on the day in the succeeding calendar month which corresponds numerically to the beginning day of such LIBOR Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such LIBOR Interest Period shall end on the last business day of such succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a business day, such LIBOR Interest Period shall end on the next succeeding business day.

LIBOR Rate means the rate (adjusted for reserves if Bank is required to maintain reserves with respect to relevant advances) being asked on an amount of Eurodollar deposits equal to the amount of the Note subject to a LIBOR Election on the first day of a LIBOR Interest Period and which has a maturity corresponding to the maturity of the LIBOR Interest Period, as reported by the TELERATE rate reporting system (or any successor) as determined by Bank by noon on the Effective Date of the LIBOR Interest Period. Each determination by Bank of the LIBOR Rate shall be conclusive in the absence of manifest error.

Borrowers' right to accrue interest at the LIBOR Rate shall be terminated automatically if Bank, by telephonic notice, shall notify Borrower that LIBOR deposits with a maturity equal to the LIBOR Interest Period and in an amount equal to the then current outstanding principal amount of the Note are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such Market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the LIBOR Interest Period.

In addition, notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to which the LIBOR Rate is in effect, any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to find or maintain its funding in Eurodollars of any portion of the Note subject to the LIBOR Rate or otherwise to give effect to Bank's obligations as contemplated hereby, (i) Bank may, by written notice to Borrower, declare Bank's obligations in respect of the LIBOR Rate to be terminated forthwith, and (ii) the LIBOR Rate with respect to Bank shall forthwith cease to be in effect, and interest shall from and after such date be calculated based on the Prime Rate.

On March 1, 1998, all outstanding principal and all accrued and unpaid interest will be due and payable.

The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrowers under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrowers' obligations under this Note or the Agreement.

All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrowers or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrowers pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal which will be repaid in the inverse order of maturity.

This Note is one of the Revolving Notes referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to any Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrowers under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrowers such excess.

Each Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

This Note is being executed in substitution for the Note, originally dated January 31, 1995, in the principal amount of $7,000,000 and the Note, originally dated January 31, 1995, in the principal amount of $5,000,000, each executed by Borrower and made payable to Bank, as such were consolidated and amended and restated on February 28, 1996, in the principal amount of $12,000,000, and are not delivered in repayment thereof.

This Note may not be changed orally, but only by an instrument in writing.

This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Each Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to each Borrower at its address described in the Notices section of the Agreement. EACH BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                      GLOBE BUSINESS RESOURCES, INC.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------



                                      GRANTREE CORPORATION

                                      By:
                                           ----------------------------------


                                      Its:
                                           ----------------------------------


                                      INTERIM QUARTERS, LTD.

                                      By:
                                           ----------------------------------


                                      Its:
                                           ----------------------------------



                                      CORPORATE STAY INTERNATIONAL, INC.

                                      By:
                                           ----------------------------------


                                      Its:
                                           ----------------------------------

                               EXHIBIT 2.1(e)(ii)
                               ------------------

                              AMENDED AND RESTATED
                                 REVOLVING NOTE



$18,000,000                                                     Cincinnati, Ohio
                                                               February 28, 1996
                               First Amendment and Restatement December 16, 1996
                                                                (Effective Date)

For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals, GRANTREE CORPORATION, an Oregon corporation, doing business as Globe Furniture Rentals, INTERIM QUARTERS, LTD., an Ohio limited liability company and CORPORATE STAY INTERNATIONAL, INC., an Ohio corporation (collectively the "Borrowers" and each a "Borrower"), hereby jointly and severally promise to pay to the order of PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association (the "Bank"), at Agent's offices, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Eighteen Million Dollars ($18,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Amended and Restated Credit Agreement of even date herewith by and between Borrowers, The Fifth Third Bank, Agent, and The Fifth Third Bank, KeyBank National Association, PNC Bank, Ohio, National Association and Fountain Square Commercial Funding Corp., as Banks, as the same may be amended from time to time (the "Agreement").

The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a floating rate of interest equal to the percent per annum set forth below, which rate of interest will fluctuate on a periodic basis as provided herein to the rate specified by the following table based upon the ratio of the amount of Borrowers' Funded Debt to Tangible Net Worth, on a consolidated basis:



-------------------------------------------------------------------------------------------------
     FUNDED DEBT TO TANGIBLE NET WORTH                            THEN INTEREST RATE EQUALS
-------------------------------------------------------------------------------------------------
     Greater than or equal to 3.00 : 1.00                               Borrowers' option of:
                                                                    (i) Prime Rate plus 1.00% or
                                                                   (ii) LIBOR Rate plus 2.75%
-------------------------------------------------------------------------------------------------
Less than 3.00 : 1.00 but greater than or equal to 2.20 : 1.00          Borrowers' option of:
                                                                    (i) Prime Rate plus .75% or
                                                                   (ii) LIBOR Rate plus 2.50%
-------------------------------------------------------------------------------------------------
 Less than 2.20 : 1.00 but greater than or equal to 1.40 : 1.00         Borrowers' option of:
                                                                    (i) Prime Rate plus .50% or
                                                                   (ii) LIBOR Rate plus 2.25%
-------------------------------------------------------------------------------------------------
 Less than 1.40 : 1.00 but greater than or equal to 1.00 : 1.00         Borrowers' option of:
                                                                    (i) Prime Rate plus .25% or
                                                                   (ii) LIBOR Rate plus 2.00%
-------------------------------------------------------------------------------------------------
             Less than 1.00 : 1.00                                      Borrowers' option of:
                                                                   (i)  Prime Rate or
                                                                   (ii) LIBOR plus 1.75%
-------------------------------------------------------------------------------------------------

In the event the Borrowers meet the requirements set forth above, Borrowers' may elect to have all or any portion of the Note in minimum increments of $1,000,000 per election (provided such amounts are not then subject to another LIBOR Election) bear interest at the per annum rate equal to the percentage in excess of the LIBOR Rate as set forth above (a "LIBOR Election"). Such notice shall be delivered to Agent in writing at least 2 business days prior to the date of such advance and shall inform Agent of the amount of the Note to be subject to the LIBOR Election, the LIBOR Interest Period and the effective date for the LIBOR Interest Period. Borrowers shall not be permitted to have more than six (6) separate LIBOR Elections outstanding at any one time during the term hereof.

On the Effective Date, the initial interest rates for advances hereunder will be based upon a Funded Debt to Tangible Net Worth of less than 2.20 : 1.00 for Borrowers.

Interest rate changes based upon changes in the foregoing chart will be made effective as of the date of the first advance hereunder and on the first day of the calendar month following the review by Agent of Borrowers' quarterly financial statements. In addition to changes occurring pursuant to fluctuations in the foregoing chart, the interest rate charged hereunder shall change automatically upon each change in the Prime Rate. Interest will be calculated based on a 360-day year and charged for the actual number of days elapsed, and will be payable on the first day of each calendar month commencing January 1, 1997 and continuing on the first (1st) day of each calendar month thereafter during the term hereof unless an interest rate based upon the LIBOR Rate is in effect, in which case the accrued interest shall be due and payable at the end of the LIBOR Interest Period and Agent will remit to Bank its pro-rata share within 1 business day after Agent's receipt thereof. If any amount as to which a LIBOR Election is in effect is repaid on a day other than the last day of the applicable LIBOR Interest Period, or becomes payable on a day other than the last day of the applicable LIBOR Interest Period due to acceleration or otherwise, the Borrowers shall pay, on demand by the Agent, such amount (as determined by the Agent) as is required to compensate the Banks for any losses, costs or expenses which the Banks may incur as a result of such payment or acceleration, including, without limitation, any loss, cost or expense (including loss of profit) incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Banks to fund or maintain such amount bearing interest at the LIBOR Rate plus the percentage as set forth in the chart above.

After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrowers (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

The Prime Rate means the rate of interest per annum announced to be its Prime Rate from time to time by Agent at its principal office in Cincinnati, Ohio whether or not Agent will at times lend to borrowers at lower rates of interest, or, if there is no such Prime Rate, then its base rate or such other rate as may be substituted by Agent for the Prime Rate.

LIBOR Interest Period means, with respect to which amounts outstanding hereunder will accrue interest at the LIBOR Rate for a period of 30, 60, 90, 120 or 180 days commencing on a business day selected by Borrowers pursuant to this Note. Such LIBOR Interest Period shall end on the day in the succeeding calendar month which corresponds numerically to the beginning day of such LIBOR Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such LIBOR Interest Period shall end on the last business day of such succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a business day, such LIBOR Interest Period shall end on the next succeeding business day.

LIBOR Rate means the rate (adjusted for reserves if Bank is required to maintain reserves with respect to relevant advances) being asked on an amount of Eurodollar deposits equal to the amount of the Note subject to a LIBOR Election on the first day of a LIBOR Interest Period and which has a maturity corresponding to the maturity of the LIBOR Interest Period, as reported by the TELERATE rate reporting system (or any successor) as determined by Bank by noon on the Effective Date of the LIBOR Interest Period. Each determination by Bank of the LIBOR Rate shall be conclusive in the absence of manifest error.

Borrowers' right to accrue interest at the LIBOR Rate shall be terminated automatically if Bank, by telephonic notice, shall notify Borrower that LIBOR deposits with a maturity equal to the LIBOR Interest Period and in an amount equal to the then current outstanding principal amount of the Note are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such Market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the LIBOR Interest Period.

In addition, notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to which the LIBOR Rate is in effect, any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to find or maintain its funding in Eurodollars of any portion of the Note subject to the LIBOR Rate or otherwise to give effect to Bank's obligations as contemplated hereby, (i) Bank may, by written notice to Borrower, declare Bank's obligations in respect of the LIBOR Rate to be terminated forthwith, and (ii) the LIBOR Rate with respect to Bank shall forthwith cease to be in effect, and interest shall from and after such date be calculated based on the Prime Rate.

On March 1, 1998, all outstanding principal and all accrued and unpaid interest will be due and payable.

The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrowers under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrowers' obligations under this Note or the Agreement.

All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrowers or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrowers pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal which will be repaid in the inverse order of maturity.

This Note is one of the Revolving Notes referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to Borrowers. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrowers under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrowers such excess.

Each Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

This Note is being executed and delivered in substitution for the Note, originally dated February 28, 1996, in the principal amount of $12,000,000, executed by Borrowers and made payable to Bank.

This Note may not be changed orally, but only by an instrument in writing.

This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Each Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to each Borrower at its address described in the Notices section of the Agreement. EACH BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                      GLOBE BUSINESS RESOURCES, INC.

                                      By:
                                          ----------------------------------

                                      Its:
                                          ----------------------------------



                                      GRANTREE CORPORATION

                                      By:
                                          ----------------------------------


                                      Its:
                                          ----------------------------------



                                      INTERIM QUARTERS, LTD.

                                      By:
                                          ----------------------------------


                                      Its:
                                          ----------------------------------



                                      CORPORATE STAY INTERNATIONAL, INC.

                                      By:
                                          ----------------------------------


                                      Its:
                                          ----------------------------------

                               EXHIBIT 2.1(e)(iii)
                               -------------------

                              AMENDED AND RESTATED
                                 REVOLVING NOTE



$9,000,000                                                      Cincinnati, Ohio
                                                                January 31, 1995
                               First Amendment and Restatement February 28, 1996
                              Second Amendment and Restatement December 16, 1996
                                                                (Effective Date)

For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals, GRANTREE CORPORATION, an Oregon corporation, doing business as Globe Furniture Rentals, INTERIM QUARTERS, LTD., an Ohio limited liability company and CORPORATE STAY INTERNATIONAL, INC., an Ohio corporation (collectively the "Borrowers" and each a "Borrower"), hereby jointly and severally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), at Agent's offices, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Nine Million Dollars ($9,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Amended and Restated Credit Agreement of even date herewith by and between Borrowers, The Fifth Third Bank, Agent, and The Fifth Third Bank, KeyBank National Association, PNC Bank, Ohio, National Association and Fountain Square Commercial Funding Corp., as Banks, as the same may be amended from time to time (the "Agreement").

The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a floating rate of interest equal to the percent per annum set forth below, which rate of interest will fluctuate on a periodic basis as provided herein to the rate specified by the following table based upon the ratio of the amount of Borrowers' Funded Debt to Tangible Net Worth, on a consolidated basis:


---------------------------------------------------------------------------------------------------
     FUNDED DEBT TO TANGIBLE NET WORTH                                 THEN INTEREST RATE EQUALS
---------------------------------------------------------------------------------------------------
        Greater than or equal to 3.00 : 1.00                           Borrowers' option of:
                                                                   (i) Prime Rate plus 1.00% or
                                                                  (ii) LIBOR Rate plus 2.75%

---------------------------------------------------------------------------------------------------
Less than 3.00 : 1.00 but greater than or equal to 2.20 : 1.00         Borrowers' option of:
                                                                   (i) Prime Rate plus .75% or
                                                                  (ii) LIBOR Rate plus 2.50%
---------------------------------------------------------------------------------------------------
Less than 2.20 : 1.00 but greater than or equal to 1.40 : 1.00         Borrowers' option of:
                                                                   (i) Prime Rate plus .50% or
                                                                  (ii) LIBOR Rate plus 2.25%
---------------------------------------------------------------------------------------------------
Less than 1.40 : 1.00 but greater than or equal to 1.00 : 1.00         Borrowers' option of:
                                                                   (i) Prime Rate plus .25% or
                                                                  (ii) LIBOR Rate plus 2.00%
---------------------------------------------------------------------------------------------------
Less than 1.00 : 1.00                                                  Borrowers' option of:
                                                                   (i) Prime Rate or
                                                                  (ii) LIBOR plus 1.75%
---------------------------------------------------------------------------------------------------

In the event the Borrowers meet the requirements set forth above, Borrowers' may elect to have all or any portion of the Note in minimum increments of $1,000,000 per election (provided such amounts are not then subject to another LIBOR Election) bear interest at the per annum rate equal to the percentage in excess of the LIBOR Rate as set forth above (a "LIBOR Election"). Such notice shall be delivered to Agent in writing at least 2 business days prior to the date of such advance and shall inform Agent of the amount of the Note to be subject to the LIBOR Election, the LIBOR Interest Period and the effective date for the LIBOR Interest Period. Borrowers shall not be permitted to have more than six (6) separate LIBOR Elections outstanding at any one time during the term hereof.

On the Effective Date, the initial interest rates for advances hereunder will be based upon a Funded Debt to Tangible Net Worth of less than 2.20 : 1.00 for Borrowers.

Interest rate changes based upon changes in the foregoing chart will be made effective as of the date of the first advance hereunder and on the first day of the calendar month following the review by Agent of Borrowers' quarterly financial statements. In addition to changes occurring pursuant to fluctuations in the foregoing chart, the interest rate charged hereunder shall change automatically upon each change in the Prime Rate. Interest will be calculated based on a 360-day year and charged for the actual number of days elapsed, and will be payable on the first day of each calendar month commencing January 1, 1997 and continuing on the first (1st) day of each calendar month thereafter during the term hereof unless an interest rate based upon the LIBOR Rate is in effect, in which case the accrued interest shall be due and payable at the end of the LIBOR Interest Period and Agent will remit to Bank its pro-rata share within 1 business day after Agent's receipt thereof. If any amount as to which a LIBOR Election is in effect is repaid on a day other than the last day of the applicable LIBOR Interest Period, or becomes payable on a day other than the last day of the applicable LIBOR Interest Period due to acceleration or otherwise, the Borrowers shall pay, on demand by the Agent, such amount (as determined by the Agent) as is required to compensate the Banks for any losses, costs or expenses which the Banks may incur as a result of such payment or acceleration, including, without limitation, any loss, cost or expense (including loss of profit) incurred by reason of liquidation or reemployment of deposits or other funds acquired by the Banks to fund or maintain such amount bearing interest at the LIBOR Rate plus the percentage as set forth in the chart above.

After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrowers (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

The Prime Rate means the rate of interest per annum announced to be its Prime Rate from time to time by Agent at its principal office in Cincinnati, Ohio whether or not Agent will at times lend to borrowers at lower rates of interest, or, if there is no such Prime Rate, then its base rate or such other rate as may be substituted by Agent for the Prime Rate.

LIBOR Interest Period means, with respect to which amounts outstanding hereunder will accrue interest at the LIBOR Rate for a period of 30, 60, 90, 120 or 180 days commencing on a business day selected by Borrowers pursuant to this Note. Such LIBOR Interest Period shall end on the day in the succeeding calendar month which corresponds numerically to the beginning day of such LIBOR Interest Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such LIBOR Interest Period shall end on the last business day of such succeeding month. If a LIBOR Interest Period would otherwise end on a day which is not a business day, such LIBOR Interest Period shall end on the next succeeding business day.

LIBOR Rate means the rate (adjusted for reserves if Bank is required to maintain reserves with respect to relevant advances) being asked on an amount of Eurodollar deposits equal to the amount of the Note subject to a LIBOR Election on the first day of a LIBOR Interest Period and which has a maturity corresponding to the maturity of the LIBOR Interest Period, as reported by the TELERATE rate reporting system (or any successor) as determined by Bank by noon on the Effective Date of the LIBOR Interest Period. Each determination by Bank of the LIBOR Rate shall be conclusive in the absence of manifest error.

Borrowers' right to accrue interest at the LIBOR Rate shall be terminated automatically if Bank, by telephonic notice, shall notify Borrower that LIBOR deposits with a maturity equal to the LIBOR Interest Period and in an amount equal to the then current outstanding principal amount of the Note are not readily available in the London Inter-Bank Offered Rate Market, or that, by reason of circumstances affecting such Market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the LIBOR Interest Period.

In addition, notwithstanding anything herein contained to the contrary, if, prior to or during any period with respect to which the LIBOR Rate is in effect, any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to find or maintain its funding in Eurodollars of any portion of the Note subject to the LIBOR Rate or otherwise to give effect to Bank's obligations as contemplated hereby, (i) Bank may, by written notice to Borrower, declare Bank's obligations in respect of the LIBOR Rate to be terminated forthwith, and (ii) the LIBOR Rate with respect to Bank shall forthwith cease to be in effect, and interest shall from and after such date be calculated based on the Prime Rate.

On March 1, 1998, all outstanding principal and all accrued and unpaid interest will be due and payable.

The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrowers under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrowers' obligations under this Note or the Agreement.

All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrowers or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrowers pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal which will be repaid in the inverse order of maturity.

This Note is one of the Revolving Notes referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to Borrowers. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrowers under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrowers such excess.

Each Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

This Note is being executed in substitution for the Note, originally dated January 31, 1995, in the principal amount of $10,000,000, as such was amended and restated on February 28, 1996, in the principal amount of $6,000,000, and is not delivered in repayment thereof.

This Note may not be changed orally, but only by an instrument in writing.

This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Each Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to each Borrower at its address described in the Notices section of the Agreement. EACH BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                      GLOBE BUSINESS RESOURCES, INC.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------


                                      GRANTREE CORPORATION

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------



                                      INTERIM QUARTERS, LTD.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------



                                      CORPORATE STAY INTERNATIONAL, INC.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------

                                 EXHIBIT 2.1(i)
                                 --------------

                                UNCOMMITTED NOTE

$18,000,000                                                     Cincinnati, Ohio
                                                               December 16, 1996
                                                                (Effective Date)

For value received, GLOBE BUSINESS RESOURCES, INC., an Ohio corporation formerly known as and doing business as Globe Furniture Rentals, GRANTREE CORPORATION, an Oregon corporation dba Globe Furniture Rentals, INTERIM QUARTERS, LTD., an Ohio limited liability company and CORPORATE STAY INTERNATIONAL, INC., an Ohio corporation (collectively the "Borrowers" and each a "Borrower"), hereby jointly and severally promise to pay to the order of FOUNTAIN SQUARE COMMERCIAL FUNDING CORP., a Delaware corporation (the "Bank"), at its offices, located at c/o The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, in lawful money of the United States of America and in immediately available funds, the principal sum of Eighteen Million Dollars ($18,000,000) or such lesser unpaid principal amount as may be advanced by Bank pursuant to the terms of the Amended and Restated Credit Agreement of even date herewith by and between Borrowers, The Fifth Third Bank, Agent, and The Fifth Third Bank, KeyBank National Association, PNC Bank, Ohio, National Association and Fountain Square Commercial Funding Corp., as Banks, as the same may be amended from time to time (the "Agreement").

THIS IS AN UNCOMMITTED FACILITY AND NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR ANY COURSE OF DEALING BETWEEN BANK AND BORROWERS, THE DECISION AS TO WHETHER OR NOT TO MAKE ANY LOANS SHALL BE IN BANK'S SOLE AND ABSOLUTE DISCRETION.

The principal balance outstanding hereunder shall bear interest from the date of the first advance until paid at a rate of interest equal to the percent per annum and will be repaid as agreed upon by Borrowers and Bank.

After maturity, whether by acceleration or otherwise, this Note will bear interest, at the election of Bank and without notice to Borrowers (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to maturity), payable on demand, at a rate per annum equal to the Default Rate, until paid, and whether before or after the entry of judgment hereon.

On March 1, 1998, all outstanding principal and all accrued and unpaid interest will be due and payable.

The principal amount of each loan made by Bank under this Note and the amount of each prepayment made by Borrowers under this Note will be recorded by Bank in the regularly maintained data processing records of Bank. The aggregate unpaid principal amount of all loans set forth in such records will be presumptive evidence of the principal amount owing and unpaid on this Note. However, failure by Bank to make any such entry will not limit or otherwise affect Borrowers' obligations under this Note or the Agreement.

All payments received by Agent under this Note will be applied first to payment of amounts advanced by Bank on behalf of Borrowers or which may be due for insurance, taxes and attorneys' fees or other charges to be paid by Borrowers pursuant to the Agreement and the Loan Documents (as defined in the Agreement), then to accrued interest on this Note, then to principal which will be repaid in the inverse order of maturity.

This Note is the Uncommitted Note referred to in the Agreement, and is entitled to the benefits, and is subject to the terms, of the Agreement. Capitalized terms used but not otherwise defined herein will have the meanings attributed thereto in the Agreement. The maturity of this Note is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Agent is open for business (a "Business Day"), the maturity thereof will be extended to the next Business Day, and interest will be payable at the rate specified herein during such extension period.

After the occurrence of an Event of Default, all amounts of principal outstanding as of the date of the occurrence of such Event of Default will bear interest at the Default Rate, in Bank's sole discretion, without notice to any Borrower. This provision does not constitute a waiver of any Events of Default or an agreement by Bank to permit any late payments whatsoever.

In no event will the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction will, in a final determination, deem applicable hereto. In the event that a court determines that Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess will be deemed received on account of, and will automatically be applied to reduce the amounts due to Bank from Borrowers under this Note, other than interest, and the provisions hereof will be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, Bank will refund to Borrowers such excess.

Each Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and consent to one or more renewals or extensions of this Note.

This Note may not be changed orally, but only by an instrument in writing.

This Note is being delivered in, is intended to be performed in, will be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. Each Borrower agrees that the State and Federal courts in Hamilton County, Ohio or any other court in which Bank initiates proceedings will have exclusive jurisdiction over all matters arising out of this Note, and that service of process in any such proceeding will be effective if mailed to each Borrower at its address described in the Notices section of the Agreement. EACH BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE.

                                      GLOBE BUSINESS RESOURCES, INC.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------

                                      GRANTREE CORPORATION

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------

                                      INTERIM QUARTERS, LTD.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------


                                      CORPORATE STAY INTERNATIONAL, INC.

                                      By:
                                           ----------------------------------

                                      Its:
                                           ----------------------------------